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                                                                    EXHIBIT 10.3


                             AMENDMENT NO. 1 TO THE
                             STOCKHOLDERS' AGREEMENT

         This Amendment No. 1 to the Stockholders' Agreement (this "AMENDMENT"), dated as of October 20, 2000 is entered into by and among Advance Paradigm, Inc., a Delaware corporation (the "COMPANY"), Rite Aid Corporation, a Delaware corporation ("RITE AID"), Joseph Littlejohn & Levy Fund III, L.P., a Delaware limited partnership ("JLL") and the other Persons named on the signature pages hereof (such Persons and JLL are collectively referred to as the "JLL STOCKHOLDERS"). The Company, Rite Aid and the JLL Stockholders are sometimes referred to in this Amendment collectively as the "PARTIES." All terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement (defined below).

                                    RECITALS

         WHEREAS, the Parties entered into that certain Stockholders' Agreement (the "AGREEMENT") dated as of October 2, 2000.

         WHEREAS, the Parties have agreed to replace in its entirety Exhibit B to the Agreement as set forth in this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

         1. Amendment to Agreement. Exhibit B of the Agreement shall be deleted and replaced in its entirety with the Second Amended and Restated Certificate of Incorporation of the Company attached as Schedule 1 hereto.

         2. Status of Agreement. This Amendment shall be construed in connection with, and as part of, the Agreement. The terms, conditions, covenants, representations, agreements, rights and remedies set forth in the Agreement, as modified herein, are hereby confirmed in all respects by the parties hereto and shall continue in full force and effect.

         3. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.

         4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]



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         IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

                                       ADVANCE PARADIGM, INC.



                                       By  DANNY PHILLIPS
                                          --------------------------------------
                                          Name: Danny Phillips
                                          Title: Executive Vice President & CFO



                                       RITE AID CORPORATION



                                       By  ELLIOT S. GERSON
                                          --------------------------------------
                                          Name: Elliot S. Gerson
                                          Title: Sr. Executive Vice President



                                       JOSEPH LITTLEJOHN & LEVY FUND III, L.P.



                                       By  RAMSEY FRANK
                                          --------------------------------------
                                          Name: Ramsey Frank
                                          Title: Sr. Managing Director



                  AMENDMENT NO. 1 TO THE STOCKHOLDERS AGREEMENT

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                                  MILLER FAMILY HOLDINGS, LLC



                                  By      SHARON L. MILLER
                                      ------------------------------
                                      Name:  Sharon L. Miller
                                      Title:  Managing Partner



                                    SAUL FOX
                                  ----------------------------------
                                  Saul Fox


                                    DEXTER PAINE
                                  ----------------------------------
                                  Dexter Paine


                                    DAVID JESSICK
                                  ----------------------------------
                                  David Jessick


                                    JEAN-PIERRE MILLON
                                  ----------------------------------
                                  Jean-Pierre Millon


                                    JON GROVMAN
                                  ----------------------------------
                                  Jon Grovman


                                    CHARLES LEVY
                                  ----------------------------------
                                  Charles Levy


                                    CHRIS YING
                                  ----------------------------------
                                  Chris Ying


                                    JOHN MARCHETTI
                                  ----------------------------------
                                  John Marchetti


                                    STEPHEN WISE
                                  ----------------------------------
                                  Stephen Wise



                  AMENDMENT NO. 1 TO THE STOCKHOLDERS AGREEMENT

                                    MICHAEL BERK
                                  ----------------------------------
                                  Michael Berk


                                    DOMINGO J. RODRIGUEZ
                                  ----------------------------------
                                  Domingo J. Rodriguez


                                    BRETT MILGRIM
                                  ----------------------------------
                                  Brett Milgrim


                                    NAVIN THUKKARAM
                                  ----------------------------------
                                  Navin Thukkaram


                                    CRAIG DOLINICK
                                  ----------------------------------
                                  Craig Dolinick


                                    JOHN KIM
                                  ----------------------------------
                                  John Kim


                                    MICHAEL CHANG
                                  ----------------------------------
                                  Michael Chang



                  AMENDMENT NO. 1 TO THE STOCKHOLDERS AGREEMENT
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                                   SCHEDULE 1

            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION